[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

International Bond

December 31, 2001                 [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     We experienced unprecedented political, economic, and financial events during 2001. The turmoil created an atmosphere of caution and uncertainty for
U.S. citizens and investors. The September 11 terrorist attacks changed
America's place in the world, and a recession further challenged our resolve and resources.

     The events of September tested America's strength and ultimately reaffirmed our confidence in the nation's ability to adapt to new circumstances. Our country still has a $10 trillion economy, low interest rates, and some  of the biggest and most competitive companies in the world. The tide seems to be turning for the better--the economy is showing some signs of stability, and investors are starting to look past the present to an economic recovery  in
2002. That's a good sign because optimism about the future is among  the forces that make our economy  forge ahead.

     Such optimism can also play a significant part in the performance of one currency versus another. Given the Federal Reserve's aggressive interest rate reductions, tame inflation, and more flexible employment conditions than in many other areas of the world, overseas investors continued to look to the U.S. as an attractive place to invest. In turn, that supported the value of the dollar against other international currencies. But that also meant international bond returns generally proved negative after dollar conversion. Our investment professionals discuss the environment and details surrounding International
Bond's performance beginning on page 3.

     Amid all the uncertainty, nothing  has changed here at American Century from an investment policy standpoint. Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

     You can count on your investment professionals at American Century to continue to follow the practices and procedures that have been in place here for years, guiding your investments through all types of market conditions.

     As always, we appreciate your continued confidence in American Century, especially during these turbulent times.

Sincerely,

/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
INTERNATIONAL BOND

   Bond Holdings
      by Country ..........................................................    7
   Schedule of Investments ................................................    9
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   11
   Statement of Operations ................................................   12
   Statement of Changes
      in Net Assets .......................................................   13
   Notes to Financial
      Statements ..........................................................   14
   Financial Highlights ...................................................   18
   Report of Independent
      Accountants .........................................................   20
OTHER INFORMATION
   Management .............................................................   21
   Share Class and Retirement
      Account Information .................................................   23
   Background Information
      Investment Philosophy
         and Policies .....................................................   24
      Comparative Indices .................................................   24
      Lipper Rankings .....................................................   24
      The Fund's Subadvisor ...............................................   24
      Investment Team
         Leaders ..........................................................   24
   Glossary ...............................................................   25

                                                  www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*   International bonds posted moderate local-currency returns during 2001, while generally outperforming international stocks and money market securities.

*   However, dollar strength meant converted international bond returns looked much less appealing than did returns in local currencies.

*   Economic activity downshifted on a global scale during 2001.

*   European economies proved no exception to the slowdown, though they generally suffered less than the U.S. Economic conditions continued to erode in Japan.

*   As economies slowed, central banks around the world cut benchmark interest rates, with a slower pace of inflation helping to pave the way.

*   That backdrop helped short-term bonds in most regions perform well, while intermediate- and long-term bonds suffered amid concerns about longer-term inflation.

FUND PERFORMANCE

*   The fund's return reflected moderate performance by international bonds and the weakening euro and yen compared with the U.S. dollar.

*   The dollar's upbeat performance was largely driven by overseas investors who remained optimistic about U.S. prospects, and therefore favored American assets. That environment weighed on the fund's return.

FUND STRATEGY

*   With European growth slowing and the European Central Bank reducing rates, we felt that bond prices appeared likely to rise. So we kept International
    Bond's interest rate sensitivity to the region a bit greater than that of the benchmark, which boosted fund performance.

*   We kept the portfolio broadly diversified in Europe, but slightly emphasized bonds from non-core countries such as Italy and Spain, while underweighting the portfolio's United Kingdom bond holdings. Those strategies boosted performance, too.

*   We kept part of the portfolio in non-government bonds, which generally performed better than their government-backed counterparts.

OUTLOOK

*   The euro was finally released in currency form at the start of 2002, but that event seemed to have little overall impact on the currency's value.

*   We expect global economic growth to pick up in 2002, and believe that the
    U.K. and U.S. central banks will raise short-term interest rates before year end.

*   We think that the outlook for Japan remains somewhat gloomy for now.

*   Our near-term plans for the fund center around positioning the portfolio for an eventual rebound in global growth.

[left margin]

                   INTERNATIONAL BOND(1)
                          (BEGBX)
    TOTAL RETURNS:                    AS OF 12/31/01
       6 Months .............................  6.22%(2)
       1 Year ............................... -1.66%
    INCEPTION DATE:                           1/7/92
    NET ASSETS:                       $117.2 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on page 5.
Investment terms are defined in the Glossary on pages 25-26.

2      1-800-345-2021

Market Perspective from David MacEwen
--------------------------------------------------------------------------------
[photo of David MacEwen]

David MacEwen, chief investment officer of fixed income at American Century

PERFORMANCE IN A NUTSHELL

     International bonds posted moderate local-currency returns during 2001 (see the top table), while generally outperforming international stocks and money market securities. Worldwide trends supplied the catalysts for that performance.
Downshifting economic growth proved one such influence. Benchmark interest rate reductions by central banks supplied another, while a slower pace of inflation factored in as well.

     Yet as we've seen in recent years,  the U.S. dollar exhibited surprising strength against the euro. And Japan's ailing economy sapped demand for  the country's assets, translating into a weaker yen relative to the dollar. So for
U.S. investors in foreign bonds, dollar-converted returns proved disappointing
(see the bottom table).

WORLDWIDE ECONOMIC SLOWDOWN

     Economic activity downshifted on a global scale during 2001. European economies proved no exception, though they generally suffered less than the U.S.
Falling corporate profits weighed on European companies, with manufacturing weathering the brunt of the slowdown. Business capital spending slumped, led by a downdraft in demand for high-tech equipment. In turn, consumer confidence and spending fell. Then came the September 11 terrorist attacks, which amplified those problems.

     The overall unemployment rate for the 12 nations sharing the euro (the Euro zone) eased to 8.5% for all of 2001, but the tone toward year-end became far less promising. And while economic growth in the region remained positive during the third quarter of 2001, most forecasts indicate that the euro economy contracted during last year's final three months.

     Germany--an economic powerhouse among Euro-zone members--was hit particularly hard in that environment. Weak consumer spending and the country's heavy reliance on manufacturing activity translated into a contracting economy during the second, third, and fourth quarters of 2001.

     France--another Euro-zone standout--held up fairly well during most of
2001. Resilient consumer confidence and spending helped support the country's economy, as did a comparatively low reliance on global trade and high-tech industries. But after a four-year decline, unemployment began to rise during the summer. The weaker job market, a decline in business confidence, and reduced industrial output are forecast  to have driven the country's economy into negative territory during the final quarter of last year.

     The Netherlands held up reasonably well, experiencing less of an economic slowdown and a continued increase in employment. And the United Kingdom fared better still, largely bucking the global slower-growth trend. U.K. home sales soared, pushing up values 15% on average and providing a wealth effect that boosted consumer spending. That helped to offset the drop in net exports experienced by U.K. manufacturers, which were hit hard by decreased  global demand.

[right margin]

"INTERNATIONAL BONDS POSTED MODERATE  LOCAL-CURRENCY RETURNS DURING 2001,
WHILE GENERALLY OUTPERFORMING INTERNATIONAL STOCKS  AND MONEY MARKET
SECURITIES."

BOND INDEX RETURNS
BY COUNTRY (IN LOCAL CURRENCIES)
FOR THE YEAR ENDED DECEMBER 31, 2001
   DENMARK                    5.48%
   FRANCE                     5.55%
   GERMANY                    5.14%
   ITALY                      6.70%
   JAPAN                      3.63%
   SPAIN                      6.24%
   UNITED KINGDOM             3.37%

BOND INDEX RETURNS
BY COUNTRY (CONVERTED TO U.S. DOLLARS)
FOR THE YEAR ENDED DECEMBER 31, 2001
   DENMARK                    0.42%
   FRANCE                     0.10%
   GERMANY                   -0.28%
   ITALY                      1.20%
   JAPAN                     -9.70%
   SPAIN                      0.76%
   UNITED KINGDOM             0.71%

Source: J.P. Morgan Securities Inc.

                                                  www.americancentury.com      3

Market Perspective from David MacEwen
--------------------------------------------------------------------------------

                                                                    (Continued)

     Economic conditions continued to erode in Japan. Growing concerns about the country's problem-riddled banking system weighed on already-taxed consumer confidence and spending. And after posting slightly positive growth during 2000,
Japan's economy fell back into recession during the last three quarters of 2001.
That pushed the country's unemployment rate up to 5.0% in 2001, from 4.7% in
2000.

GLOBAL INTEREST RATE REDUCTIONS

     As economies slowed, central banks around the world cut benchmark interest rates, with a slower pace of inflation helping to pave the way. In the Euro zone, the European Central Bank reduced its key refinancing rate one and one-half percentage points for the year to 3.25%, comforted by inflation levels headed toward its target ceiling of 2.0%. The Bank of England cut its benchmark rate two full percentage points to 4.0%, while short-term borrowing costs remained close to zero percent in Japan.

INTERNATIONAL BOND RETURNS

     That backdrop helped short-term bonds in most regions perform well.  But intermediate- and long-term bonds turned in more subdued returns as investors grew concerned that the central bank rate cuts might lead to higher inflation down the road.

     In local currencies, European bonds returned an average of 5.4% for all of
2001. For example, bonds from France and Germany returned 5.6% and 5.1%, respectively. Bonds from the Netherlands performed about the same, returning
5.5% on average. U.K. bonds underperformed most of their European counterparts, returning only 3.4%, largely due to the country's comparatively solid economy.
And Japanese bonds posted somewhat uninspiring results because of low yields, returning 3.6% last year.

GREENBACK SUPREMACY

     Dollar strength meant converted international bond returns looked much less appealing than did returns in local currencies. As shown by the accompanying charts, the euro fell roughly 4.3% against the greenback, while the yen slid a sharp 11.6%. Overseas bonds tend to be denominated in local currencies, so the earnings from such bonds must be translated into dollars for U.S. investors. And with the greenback remaining strong, more local money was required to make the conversion, resulting in lackluster returns.

[left margin]

"THE EURO FELL ROUGHLY 4.3% AGAINST THE GREENBACK, WHILE THE YEN SLID A
SHARP 11.6%."
EURO'S VALUE IN DOLLARS

YEN'S VALUE IN DOLLARS

Source: FactSet

4      1-800-345-2021

International Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 2001

                               INVESTOR CLASS (INCEPTION 1/7/92)            ADVISOR CLASS (INCEPTION 10/27/98)
              INTERNATIONAL      FUND      INTERNATIONAL INCOME FUNDS(2)        INTERNATIONAL     FUND
                  BOND        BENCHMARK   AVERAGE RETURN   FUND'S RANKING            BOND       BENCHMARK
==============================================================================================================
6 MONTHS(1) ....  6.22%         6.57%          3.69%             --                  6.03%        6.57%
1 YEAR ......... -1.66%        -1.16%          0.66%        26 OUT OF 47            -1.96%       -1.16%
==============================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ........ -4.50%        -3.76%         -0.25%        33 OUT OF 44            -4.74%       -3.76%
5 YEARS ........ -0.68%         0.00%          2.00%        24 OUT OF 31               --          --
LIFE OF FUND ...  4.51%         4.68%(3)       5.15%(4)      4 OUT OF 8(4)          -3.84%       -3.11%(5)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 12/31/91, the date nearest the class's inception for which data are available.

(4) Since 1/9/92, the date nearest the class's inception for which data are available.

(5) Index data since 10/31/98, the date nearest the class's inception for which data are available.

See pages 23-25 for information about share classes, the fund's benchmark, returns, and Lipper fund rankings.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The fund's benchmark is provided for comparison in each graph. From the fund's inception to December 31, 1997, the benchmark was the J.P. Morgan ECU-Weighted European Index. Since January 1, 1998, the benchmark has been the J.P. Morgan Global Traded Government Bond Index (excluding the U.S. and with Japan weighted at 15%). International Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the benchmark do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

* Fund data from 1/7/92, the class's inception date. Index data from 12/31/91, the date nearest the class's inception for which index data are available.
  Not annualized.

                                                  www.americancentury.com      5

International Bond--Q&A
--------------------------------------------------------------------------------
[photo of David M. Gibbon]

     An interview with David M. Gibbon, a portfolio manager on the International
Bond fund investment team.

HOW DID THE FUND PERFORM DURING 2001?

     International Bond's return reflected moderate performance by international bonds and the weakening euro and yen compared with the U.S. dollar. The fund returned -1.66%, while its benchmark, the J.P. Morgan Global Traded Government
Bond Index (excluding the U.S., with Japan weighted at 15%), returned -1.16%.*
(See the previous page for other performance comparisons.)

     But those figures alone don't tell the full story because the fund's return is reduced by management expenses and transaction costs, while the benchmark's is not. Fund expenses totaled 86 basis points (a basis point equals 0.01%) last year. Subtracting that same amount from the benchmark would have reduced its return to -2.02%, below  that of International Bond's.

SOUNDS LIKE THE DOLLAR ONCE AGAIN UNDERMINED RETURNS. WHAT GENERALLY DRIVES ONE
CURRENCY'S PERFORMANCE VERSUS ANOTHER?

     As we discussed in International Bond's last report (for the six months ended June 30, 2001), a central bank's interest rate cuts traditionally drove down the value of its country's currency. That's mainly because investors would subsequently sell the lower-yielding country's bonds in favor of higher-yielding bonds elsewhere. And since international bonds tend to be denominated in local currencies, the process similarly impacted currency values.

BUT BY THAT REASONING, THE DOLLAR SHOULD HAVE WEAKENED. WHAT HAPPENED?

     To many investors, the U.S. remained an attractive place to invest from a long-term perspective.

     That's not to say that the U.S. escaped financial headwinds during 2001.
But the slowdown in the U.S. economy led the Federal Reserve (the Fed) to aggressively cut rates, boosting America's prospects.

     Compare that outlook with those of Japan and Europe. Japan continues to face a national banking crisis and falling consumer prices. Europe's long-term economic prospects are haunted by perceptions that the European Central Bank's
(ECB's) policies place little stock in economic growth, that the region's work force is far less flexible than that of the U.S., and that fiscal policies imposed by the Maastricht Treaty provide additional limitations.

     Signs of improvement in America's economy started to appear toward the end of 2001. So some investors shifted money back into U.S. securities at the expense of European ones, causing the euro to edge lower again versus the greenback, after having risen from June through September.

SHIFTING GEARS, WHAT HELPED THE FUND MOST COMPARED WITH ITS BENCHMARK?

     Effective management of International Bond's duration proved a key factor.
Duration gauges how a fund's share price will react when interest rates change.
Generally, the longer a fund's duration, the more its share price rises or falls when rates move. Conversely, a shorter duration means a bond fund's price fluctuates less when rates change.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"INTERNATIONAL BOND'S RETURN REFLECTED MODERATE PERFORMANCE BY
INTERNATIONAL BONDS AND THE WEAKENING EURO AND YEN COMPARED WITH THE U.S.
DOLLAR."

PORTFOLIO AT A GLANCE
                           12/31/01      12/31/00
NUMBER OF SECURITIES          42            40
WEIGHTED AVERAGE
   MATURITY                 8.0 YRS       7.7 YRS
AVERAGE DURATION            5.6 YRS       5.7 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)          0.86%         0.87%

Investment terms are defined in the Glossary on pages 25-26.

6      1-800-345-2021

International Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     With European growth slowing and the ECB reducing rates, we felt that bond prices appeared likely to rise. So we kept the portfolio's exposure to the region a bit greater than that of the benchmark. As European bonds rallied, we captured additional price appreciation.

     In fact, our main regret is that the fairly conservative duration strategies we followed in the region kept performance from being boosted as much as a more aggressive stance would have provided.

WHILE WE'RE ON THE SUBJECT OF EUROPE, HOW DID YOU MANAGE THE PORTFOLIO'S
EURO-ZONE HOLDINGS?

     We kept the portfolio broadly diversified in the region, but slightly emphasized bonds from non-core countries compared with the benchmark. That meant favoring bonds from countries such as Italy and Spain over those from France and
Germany.

     We chose that strategy because non-core economies generally held up better than their core counterparts, translating into higher tax revenues. And the higher tax revenues meant that the governments didn't need to issue as many bonds to fund expenses.

     By comparison, countries like France and Germany stepped up government bond issuance as their economies weakened and tax revenues slowed. In turn, the additional bond supply weighed on prices and kept upward pressure on yields, while non-core bonds held up much better as supply remained comparatively lower, producing the opposite effect.

WHAT OTHER CHOICES DID YOU MAKE REGARDING THE PORTFOLIO'S EUROPEAN HOLDINGS?

     We underweighted United Kingdom bonds compared with the benchmark, which proved another good choice. As discussed on pages 3 and 4, the U.K. economy didn't slow as much as the economies of many other nations. So U.K. bonds experienced comparatively lower demand and therefore turned in smaller returns.

     We avoided long-term U.K. bonds in particular because we felt that they remained at greatest risk to see yields rise due to ongoing pension-fund reallocations (which are creating upward pressure on long-term bond yields as some investors switch their funds into riskier assets).

YOU KEPT PART OF THE PORTFOLIO IN NON-GOVERNMENT BONDS. HOW DID THAT STRATEGY
TURN OUT?

     The non-government bonds performed fairly well. During 2001, investors began looking outside of government-backed debt in an attempt to earn higher returns as yields fell. So non-government bonds generally performed better than their government-backed counterparts. That benefited the fund compared with the benchmark, which is comprised entirely of government bonds. And although that strategy dampened performance some during September, the bonds subsequently rebounded as conditions improved.

LET'S TALK ABOUT THE EURO FOR A MOMENT. HOW HAS THE CURRENCY'S PHYSICAL REALITY
IMPACTED ITS VALUE?

     The euro was finally released in currency form at the start of 2002. And on the margins, euro demand may have increased slightly and helped to support the currency's value; but the overall impact appears minimal. One perceptible difference has been very slight upward pressure on Euro-zone inflation as businesses convert costs from local currencies, and in some cases round up a bit in the process.

[right margin]

"WE KEPT THE PORTFOLIO BROADLY DIVERSIFIED IN EUROPE, BUT SLIGHTLY
EMPHASIZED BONDS FROM NON-CORE COUNTRIES COMPARED WITH THE BENCHMARK."

BOND HOLDINGS BY COUNTRY
                              % OF FUND INVESTMENTS
                               AS OF         AS OF
                              12/31/01      6/30/01
FRANCE*                        20.4%         24.7%
GERMANY*                       15.5%          7.9%
UNITED KINGDOM                 13.1%          9.6%
JAPAN                          10.7%          7.4%
SPAIN*                          7.4%          7.9%
ITALY*                          4.7%          4.9%
BELGIUM*                        4.5%          4.8%
CANADA                          4.5%          9.0%
AUSTRIA*                        4.2%          4.5%
NETHERLANDS*                    4.0%          4.3%
SWEDEN                          4.0%          3.7%
DENMARK                         3.2%          2.0%
U.S. (INCLUDING
     TEMPORARY CASH
     INVESTMENTS)               3.2%          8.6%
AUSTRALIA                       0.6%          0.7%

* These countries are Euro-zone members.

                                                  www.americancentury.com      7

International Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHILE WE'RE TALKING ABOUT CURRENT-YEAR EVENTS, WHAT'S YOUR GLOBAL ECONOMIC
OUTLOOK?

     We expect global economic growth to eventually pick up in 2002. In the
U.S., the recession appears to be over. And given the historically low level at which short-term benchmark interest rates currently sit, we expect the American economy to be growing at a 3-4% annual pace by the end of 2002. In such an environment, the Federal Reserve--the U.S. central bank--would probably begin to raise short-term interest rates.

     We believe that the same can be said of the Bank of England. Compared with most other nations, the U.K. held up well during the global slowdown.
Consequently, the U.K. central bank may prove one of the first to raise rates in an effort to keep growth at a sustainable pace and hold inflation in check. But we think that short-term borrowing rates may rise by smaller increments and a lower overall amount this year than in the U.S.

WHAT DO YOU FORESEE FOR THE REST OF EUROPE?

     We expect growth to decline slightly until around mid-2002, and inflation to remain well under control. As such, we wouldn't be overly surprised if the
ECB lowers rates by an additional 25 or 50 basis points in the interim.

     After that, economic prospects should start to turn around, paced by improvements in manufacturing activity and business capital spending, and a rebound in the U.S. We believe countries like Germany--which has been mired in recession--will benefit the most from such a trend.

     Looking further out, as global economic growth begins to take off, the ECB may need to take back some of its rate reductions, resulting in little change in short-term borrowing rates for the year as a whole.

WHAT ABOUT JAPAN?

     We think that the outlook for Japan remains somewhat gloomy for now.
However, better global prospects could translate into greater demand for
Japanese goods and services. In turn, that could help the country get back on its feet. But with consumer prices continuing to fall, the banking system still in dire straits, and the government not yet taking any accelerated course of action to resolve those issues, many obstacles will first need to be overcome.
As a result, we think short-term interest rates in Japan will hover around current levels, at least for now.

WITH THOSE PERSPECTIVES IN MIND, WHAT ARE YOUR NEAR-TERM PLANS FOR THE
PORTFOLIO?

     The main theme going forward will be to position the portfolio for an eventual rebound in global growth. That means shortening up duration compared with the benchmark in case bond prices start to move lower and yields higher.

     We also plan to keep the portfolio fairly diversified in Europe, while underweighting the portfolio's U.K. holdings. In addition, we expect to underweight the portfolio's exposure to Japan compared with the benchmark as conditions there seem likely to deteriorate further for now, weighing on the yen and Japanese bonds.

     Lastly, we expect to keep some of  the portfolio in non-government bonds, since we expect them to continue outperforming government-backed securities for now.

[left margin]

"WE EXPECT GLOBAL ECONOMIC GROWTH TO EVENTUALLY PICK UP  IN 2002."

ECONOMIC GROWTH PROJECTIONS*
                                2001      2002
DENMARK                         1.2%      1.2%
FRANCE                          2.0%      1.0%
GERMANY                         0.7%      0.7%
ITALY                           1.8%      0.9%
JAPAN                          -0.3%     -1.5%
SPAIN                           2.7%      1.4%
UNITED KINGDOM                  2.4%      2.2%

* Economic growth rates shown represent inflation-adjusted forecasts only and are therefore subject to change.

Source: J.P. Morgan Securities Inc.

Investment terms are defined in the Glossary on pages 25-26.

8      1-800-345-2021

International Bond--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 2001

Principal Amount                                                         Value
-------------------------------------------------------------------------------
GOVERNMENT BONDS -- 85.7%

AUSTRALIA -- 0.6%
AUD                       1,300,000  Australia Commonwealth,
                                         7.50%, 9/15/09             $    728,762
                                                                    ------------
AUSTRIA -- 4.2%
EURO                      5,450,000  Republic of Austria, 3.90%,
                                         10/20/05                      4,785,892
                                                                    ------------
BELGIUM -- 4.5%
EURO                      4,470,000  Kingdom of Belgium,
                                         3.75%, 3/28/09                3,673,703
                          1,300,000  Kingdom of Belgium,
                                         8.00%, 3/28/15                1,439,353
                                                                    ------------
                                                                       5,113,056
                                                                    ------------
CANADA -- 4.5%
CAD                       3,100,000  Government of Canada,
                                         7.00%, 12/1/06                2,146,513
                          3,500,000  Government of Canada,
                                         5.50%, 6/1/10                 2,230,761
                            900,000  Government of Canada,
                                         8.00%, 6/1/27                   734,169
                                                                    ------------
                                                                       5,111,443
                                                                    ------------
DENMARK -- 3.2%
DKK                      13,000,000  Kingdom of Denmark,
                                         8.00%, 5/15/03                1,638,170
                         15,600,000  Kingdom of Denmark,
                                         8.00%, 3/15/06                2,092,882
                                                                    ------------
                                                                       3,731,052
                                                                    ------------
FRANCE -- 20.4%
EURO                      4,100,000  Government of France,
                                         8.50%, 7/12/03                3,707,671
                          4,950,000  Government of France,
                                         5.00%, 1/12/06                4,522,826
                          2,100,000  Government of France,
                                         5.50%, 10/25/07               1,953,368
                          4,730,000  Government of France,
                                         8.50%, 12/26/12               5,415,405
                          1,830,000  Government of France,
                                         8.50%, 4/25/23                2,235,543
                          2,850,000  Government of France,
                                         6.00%, 10/25/25               2,703,498
                          3,150,000  Government of France,
                                         5.50%, 4/25/29                2,811,559
                                                                    ------------
                                                                      23,349,870
                                                                    ------------
GERMANY -- 15.5%
EURO                      5,200,000  German Federal Republic,
                                         5.00%, 2/17/06                4,750,287
                          2,863,246  German Federal Republic,
                                         6.00%, 7/4/07                 2,724,335
                          5,550,000  German Federal Republic,
                                         5.25%, 1/4/08                 5,070,691

Principal Amount                                                         Value
--------------------------------------------------------------------------------

EURO                      3,100,000  German Federal Republic,
                                         5.25%, 1/4/11              $  2,811,866
                            950,000  German Federal Republic,
                                         6.25%, 1/4/24                   933,214
                          1,550,000  German Federal Republic,
                                         5.625%, 1/4/28                1,412,356
                                                                    ------------
                                                                      17,702,749
                                                                    ------------
ITALY -- 4.7%
EURO                      1,250,000  Republic of Italy, 6.00%,
                                         11/1/07                       1,182,071
                          1,980,000  Republic of Italy, 4.25%,
                                         11/1/09                       1,675,466
                          2,300,000  Republic of Italy, 7.25%,
                                         11/1/26                       2,499,116
                                                                    ------------
                                                                       5,356,653
                                                                    ------------
JAPAN -- 10.7%
JPY                     220,000,000  Government of Japan,
                                         0.50%, 3/20/06                1,677,172
                        625,000,000  Government of Japan,
                                         0.90%, 12/22/08               4,749,212
                        583,000,000  Government of Japan,
                                         1.30%, 6/20/11                4,433,311
                        185,000,000  Government of Japan,
                                         2.20%, 6/22/20                1,456,417
                                                                    ------------
                                                                      12,316,112
                                                                    ------------
NETHERLANDS -- 4.0%
EURO                      4,850,000  Kingdom of Netherlands,
                                         6.00%, 1/15/06                4,586,636
                                                                    ------------
SPAIN -- 4.4%
EURO                      1,572,007  Government of Spain,
                                         7.35%, 3/31/07                1,574,889
                          3,860,000  Government of Spain,
                                         5.15%, 7/30/09                3,474,782
                                                                    ------------
                                                                       5,049,671
                                                                    ------------
SWEDEN -- 4.0%
GBP                       2,300,000  Kingdom of Sweden,
                                         7.75%, 12/23/03               3,509,962
SEK                      10,200,000  Kingdom of Sweden,
                                         6.50%, 5/5/09                 1,047,642
                                                                    ------------
                                                                       4,557,604
                                                                    ------------
UNITED KINGDOM -- 5.0%
GBP                       1,900,000  U.K. Treasury Stock,
                                         5.00%, 6/7/04                 2,775,690
                          1,090,000  U.K. Treasury Stock,
                                         7.50%, 12/7/06                1,749,544
                            750,000  U.K. Treasury Stock,
                                         7.25%, 12/7/07                1,210,309
                                                                    ------------
                                                                       5,735,543
                                                                    ------------
TOTAL GOVERNMENT BONDS                                                98,125,043
                                                                    ------------
   (Cost $101,011,058)

See Notes to Financial Statements                 www.americancentury.com      9

International Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

Principal Amount                                                         Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 12.6%

SPAIN -- 3.0%
EURO                      3,850,000  Instituto de Credito Oficial,
                                         3.875%, 7/30/04            $  3,415,290
                                                                    ------------
UNITED KINGDOM -- 8.1%
GBP                       1,750,000  European Investment Bank,
                                         7.00%, 12/8/03                2,629,993
                          2,050,000  European Investment Bank,
                                         5.50%, 12/7/09                2,985,314
                          2,450,000  World Bank, 6.125%,
                                         12/7/09                       3,699,806
                                                                    ------------
                                                                       9,315,113
                                                                    ------------
UNITED STATES -- 1.5%
EURO                      1,900,000  GMAC Swift Trust,
                                         Series 1999-1, 5.00%,
                                         1/18/05                       1,723,524
                                                                    ------------
TOTAL CORPORATE BONDS                                                 14,453,927
                                                                    ------------
     (Cost $14,908,110)

TEMPORARY CASH INVESTMENTS -- 1.7%
USD                       2,000,000  FNMA Discount Notes,
                                         1.50%, 1/2/02(1)              1,999,917
                                                                    ------------
     (Cost $1,999,917)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $114,578,887
                                                                    ============
     (Cost $117,919,085)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*
                                   Settlement                       Unrealized
           Contracts to Sell         Dates            Value         Gain (Loss)
--------------------------------------------------------------------------------
          14,262,638  DKK           2/25/02       $ 1,703,169        $(9,269)
             894,143  EURO          2/25/02           794,144         (3,275)
             360,000  EURO          2/25/02           319,739          5,377
             197,824  EURO          2/25/02           175,700           (748)
             112,021  EURO          2/25/02            99,493           (658)
             310,155  EURO          2/25/02           275,468         (2,468)
             530,000  GBP           2/25/02           767,964        (13,281)
           5,011,715  GBP           2/25/02         7,261,919       (112,507)
             450,000  GBP           2/25/02           652,045         (3,550)
          74,453,540  JPY           2/25/02           569,914         25,086
          74,670,596  JPY           2/25/02           571,576         23,424
          72,738,960  JPY           2/25/02           556,790         23,210
         222,000,000  JPY           2/25/02         1,699,327         41,494
                                                  ------------------------------
                                                  $15,447,248       $(27,165)
                                                  ==============================
(Value on Settlement Date $15,420,083)

                                   Settlement                      Unrealized
           Contracts to Buy          Dates             Value       Gain (Loss)
--------------------------------------------------------------------------------
             240,750  CAD           2/25/02       $   151,142        $(1,792)
           1,434,236  CAD           2/25/02           900,408         (9,081)
           1,308,801  EURO          2/25/02         1,162,429         (2,090)
             340,000  EURO          2/25/02           301,975          2,537
           2,812,580  EURO          2/25/02         2,498,028            458
           1,020,000  EURO          2/25/02           905,926         (7,372)
             450,000  GBP           2/25/02           652,045         10,052
             493,576  GBP           2/25/02           715,187          9,634
         135,577,575  JPY           2/25/02         1,037,796        (12,615)
          81,166,780  JPY           2/25/02           621,302        (13,699)
          42,649,245  JPY           2/25/02           326,464        (18,536)
          42,614,055  JPY           2/25/02           326,195        (18,805)
         167,150,484  JPY           2/25/02         1,279,475        (51,075)
          86,896,818  JPY           2/25/02           665,163         (7,837)
          40,871,347  JPY           2/25/02           312,855         (3,734)
          29,648,036  JPY           2/25/02           226,945            945
         202,524,936  JPY           2/25/02         1,550,253          6,253
         173,911,465  JPY           2/25/02         1,331,228          1,228
          10,797,778  SEK           2/25/02         1,029,793          8,572
                                                  ------------------------------
                                                  $15,994,609      $(106,957)
                                                  ==============================
(Value on Settlement Date $16,101,566)

* Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

AUD = Australian Dollar

CAD = Canadian Dollar

DKK = Danish Krone

FNMA = Federal National Mortgage Association

GBP = British Pound

JPY = Japanese Yen

SEK = Swedish Krona

USD = United States Dollar

(1) Rate indicated is the yield to maturity at purchase.

10      1-800-345-2021                         See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

DECEMBER 31, 2001

ASSETS
Investment securities, at value
  (cost of $117,919,085) (Note 6) .......................         $ 114,578,887
Cash ....................................................                 9,989
Foreign currency holdings,
  at value (cost of $439,445) ...........................               432,514
Receivable for capital shares sold ......................                93,919
Receivable for forward foreign
  currency exchange contracts ...........................               158,270
Interest receivable .....................................             2,883,658
                                                                  -------------
                                                                    118,157,237
                                                                  -------------

LIABILITIES
Payable for capital shares redeemed .....................               622,191
Payable for forward foreign
  currency exchange contracts ...........................               292,392
Accrued management fees (Note 2) ........................                85,191
Distribution fees payable (Note 2) ......................                   438
Service fees payable (Note 2) ...........................                   438
Payable for trustees' fees
  and expenses (Note 2) .................................                 1,896
Accrued expenses and other liabilities ..................                    55
                                                                  -------------
                                                                      1,002,601
                                                                  -------------

Net Assets ..............................................         $ 117,154,636
                                                                  =============

NET ASSETS CONSIST OF:
Capital paid in .........................................         $ 122,680,680
Undistributed net investment income .....................               314,808
Accumulated net realized loss on
  investment and foreign
  currency transactions .................................            (2,354,460)
Net unrealized depreciation on
  investments and translation of
  assets and liabilities in
  foreign currencies (Note 6) ...........................            (3,486,392)
                                                                  -------------
                                                                  $ 117,154,636
                                                                  =============
Investor Class
Net assets ..............................................         $ 115,171,960
Shares outstanding ......................................            11,427,713
Net asset value per share ...............................         $       10.08

Advisor Class
Net assets ..............................................         $   1,982,676
Shares outstanding ......................................               197,688
Net asset value per share ...............................         $       10.03

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      11

Statement of Operations
--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME

Income:
Interest (net of foreign taxes
  withheld of $30,143) ....................................         $ 5,409,017
                                                                    -----------

Expenses (Note 2):
Management fees ...........................................             954,294
Distribution fees -- Advisor Class ........................               3,918
Service fees -- Advisor Class .............................               3,918
Trustees' fees and expenses ...............................              21,592
                                                                    -----------
                                                                        983,722
                                                                    -----------
Net investment income .....................................           4,425,295
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment transactions (Note 3) ..........................           1,654,023
Foreign currency transactions .............................          (4,894,296)
                                                                    -----------
                                                                     (3,240,273)
                                                                    -----------
Change in net unrealized depreciation on:
Investments (Note 6) ......................................          (1,436,826)
Translation of assets and liabilities
  in foreign currencies ...................................          (2,189,669)
                                                                    -----------
                                                                     (3,626,495)
                                                                    -----------

Net realized and unrealized loss ..........................          (6,866,768)
                                                                    -----------

Net Decrease in Net Assets
  Resulting from Operations ...............................         $(2,441,473)
                                                                    ===========

                                               See Notes to Financial Statements
12      1-800-345-2021                See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED DECEMBER 31, 2001 AND DECEMBER 31, 2000

Increase (Decrease) in Net Assets                     2001             2000
---------------------------------                     ----             ----

OPERATIONS
Net investment income ......................    $   4,425,295     $   3,866,257
Net realized loss ..........................       (3,240,273)      (13,277,909)
Change in net unrealized depreciation ......       (3,626,495)        8,436,778
                                                -------------     -------------
Net decrease in net assets
  resulting from operations ................       (2,441,473)         (974,874)
                                                -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 6)
From net investment income:
  Investor Class ...........................             --          (1,117,380)
  Advisor Class ............................             --              (6,964)
From net realized gains:
  Investor Class ...........................             --            (639,613)
  Advisor Class ............................             --              (4,328)
                                                -------------     -------------
Decrease in net assets
  from distributions .......................             --          (1,768,285)
                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets
  from capital share transactions ..........        7,358,445         1,285,851
                                                -------------     -------------

Net increase (decrease)
  in net assets ............................        4,916,972        (1,457,308)

NET ASSETS
Beginning of period ........................      112,237,664       113,694,972
                                                -------------     -------------
End of period ..............................    $ 117,154,636     $ 112,237,664
                                                =============     =============

Accumulated undistributed net
  investment income (loss) .................    $      34,808     $    (373,585)
                                                =============     =============

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      13

Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 2001

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. International Bond Fund (the fund) is the sole fund issued by the trust. The fund is non-diversified under the 1940
Act. The fund's investment objective is to provide high current income and capital appreciation by investing in high-quality, nondollar-denominated government and corporate debt securities issued outside the United States. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class and the Advisor Class.  The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of  the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Discount notes are valued through a commercial pricing service. When valuations  are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income less foreign taxes withheld (if any) is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency.
The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.  The fund may hold investments in forward foreign currency exchange contracts for purposes of gaining currency exposure in certain countries. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost.
The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are expected to be declared and paid quarterly. Distributions from net realized gains are generally declared and paid twice a year.

14      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly. It consists of an Investment Category
Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.4925% to
0.6100% and the rates for the Complex Fee (Investor Class) range from 0.2900% to
0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended December 31, 2001, the effective annual management fee for the Investor Class and Advisor Class was 0.84% and 0.59%, respectively.

    DISTRIBUTION FEES -- The Board of Trustees has adopted the Advisor Class
Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule
12b-1 of the 1940 Act. The plan provides that the fund will pay American Century
Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred by the fund under the plan by the Advisor Class for the year ended December 31, 2001 are detailed in the Statement of
Operations.

    RELATED PARTIES -- ACIM has entered into a Subadvisory Agreement with J.P.
Morgan Investment Management (JPMIM) on behalf of the fund. The subadvisor makes investment decisions  for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the
Board of Trustees. ACIM pays all costs associated with retaining JPMIM as the subadvisor of the fund. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase
& Co. (JPM). JPM is an equity investor in American Century Companies, Inc.
(ACC). The fund has a bank line of credit agreement with JPM (See Note 5).

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the trust's investment manager, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.

3.  INVESTMENT TRANSACTIONS

    For the year ended December 31, 2001, purchases and sales of securities, excluding short-term investments, totaled $172,621,029 and $158,514,851, respectively.

                                                 www.americancentury.com      15

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

4.  CAPITAL SHARE TRANSACTIONS

    The trust has an unlimited number of shares authorized. Transactions in
Shares of the fund were as follows:

                                                      SHARES          AMOUNT
                                                      ------          ------
INVESTOR CLASS
Year ended December 31, 2001
Sold .......................................        6,689,418      $ 67,837,570
Redeemed ...................................       (6,118,902)      (61,548,220)
                                                 ------------      ------------
Net increase ...............................          570,516      $  6,289,350
                                                 ============      ============

Year ended December 31, 2000
Sold .......................................        5,962,584      $ 59,056,335
Issued in reinvestment of distributions ....          158,912         1,617,481
Redeemed ...................................       (5,976,529)      (59,612,245)
                                                 ------------      ------------
Net increase ...............................          144,967      $  1,061,571
                                                 ============      ============

ADVISOR CLASS
Year ended December 31, 2001
Sold .......................................          229,224      $  2,300,689
Redeemed ...................................         (121,235)       (1,231,594)
                                                 ------------      ------------
Net increase ...............................          107,989      $  1,069,095
                                                 ============      ============

Year ended December 31, 2000
Sold .......................................           75,296      $    752,488
Issued in reinvestment of distributions ....              891             9,062
Redeemed ...................................          (55,548)         (537,270)
                                                 ------------      ------------
Net increase ...............................           20,639      $    224,280
                                                 ============      ============

5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$520,000,000 effective December 19, 2001. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2001.

16      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2001

6.  FEDERAL TAX INFORMATION

    As of December 31, 2001, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
Federal tax cost of investments ............................      $ 117,997,288
                                                                  =============
Gross tax appreciation on investments ......................      $     552,867
Gross tax depreciation on investments ......................         (3,971,268)
                                                                  -------------
Net tax depreciation on investments ........................         (3,418,401)
                                                                  -------------
Net tax depreciation on derivatives and translation
  of assets and liabilities in foreign currencies ..........            (18,777)
                                                                  -------------
Net tax unrealized depreciation ............................      $  (3,437,178)
                                                                  =============
Undistributed ordinary income ..............................      $     263,965
Accumulated long-term capital loss carryover ...............      $  (2,352,831)

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

    The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

    CAPITAL LOSS CARRYOVERS -- At December 31, 2001, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of
$2,352,831 (expiring in 2008), which may be used to offset future taxable gains

                                                 www.americancentury.com      17

International Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                           Investor Class
                                          2001       2000       1999       1998       1997
                                          ----       ----       ----       ----       ----
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................. $10.25     $10.55     $12.44     $10.92     $11.79
                                        --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ...............   0.39(1)    0.38(1)    0.36(1)    0.47(1)    0.65
  Net Realized and Unrealized
  Gain (Loss) .........................  (0.56)     (0.51)     (1.62)      1.47      (1.34)
                                        --------   --------   --------   --------   --------
  Total From Investment Operations ....  (0.17)     (0.13)     (1.26)      1.94      (0.69)
                                        --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ..........    --       (0.11)     (0.43)     (0.17)     (0.04)
  From Net Realized Gains .............    --       (0.06)     (0.20)     (0.25)     (0.14)
                                        --------   --------   --------   --------   --------
  Total Distributions .................    --       (0.17)     (0.63)     (0.42)     (0.18)
                                        --------   --------   --------   --------   --------
Net Asset Value, End of Period ........ $10.08     $10.25     $10.55     $12.44     $10.92
                                        ========   ========   ========   ========   ========
  Total Return(2) .....................  (1.66)%    (1.20)%   (10.36)%    17.87%     (5.88)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............   0.86%      0.87%      0.85%      0.84%      0.84%
Ratio of Net Investment Income
  to Average Net Assets ...............   3.87%      3.85%      3.27%      4.11%      4.82%
Portfolio Turnover Rate ...............    147%       221%       239%       322%       163%
Net Assets, End of Period
  (in thousands) ......................$115,172   $111,320   $112,968   $157,412   $165,731

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

                                               See Notes to Financial Statements
18      1-800-345-2021                See Glossary for a Definition of the Table

International Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                     Advisor Class
                                         2001       2000       1999      1998(1)
                                         ----       ----       ----      -------
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................ $10.23     $10.52     $12.44     $12.50
                                       --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income(2) ...........   0.36       0.35       0.45       0.08
  Net Realized and Unrealized
  Gain (Loss) ........................  (0.56)     (0.50)     (1.74)      0.19
                                       --------   --------   --------   --------
  Total From Investment Operations ...  (0.20)     (0.15)     (1.29)      0.27
                                       --------   --------   --------   --------
Distributions
  From Net Investment Income .........    --       (0.08)     (0.43)     (0.17)
  From Net Realized Gains ............    --       (0.06)     (0.20)     (0.16)
                                       --------   --------   --------   --------
  Total Distributions ................    --       (0.14)     (0.63)     (0.33)
                                       --------   --------   --------   --------
Net Asset Value, End of Period ....... $10.03     $10.23     $10.52     $12.44
                                       ========   ========   ========   ========
  Total Return(3) ....................  (1.96)%    (1.35)%   (10.61)%     2.12%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............   1.11%      1.12%      1.10%    1.08%(4)
Ratio of Net Investment Income
  to Average Net Assets ..............   3.62%      3.60%      3.02%    3.71%(4)
Portfolio Turnover Rate ..............    147%       221%       239%     322%(5)
Net Assets, End of Period
  (in thousands) .....................  $1,983       $918       $727        $34

(1) October 27, 1998 (commencement of sale) through December 31, 1998.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 1998.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      19

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century International Bond Funds and
Shareholders of the American Century International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century International
Bond Fund (hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in the five years ended December
31, 2001, in conformity with accounting principles generally accepted in the
United States of America. These financial statements and financial highlights
(hereafter referred to as "financial statements") are the
responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December
31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri
February 15, 2002

20      1-800-345-2021

Management
--------------------------------------------------------------------------------
                                                                    (Continued)

    The individuals listed below serve as trustees or officers of the fund.
Those listed as interested  trustees are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC)
or its wholly-owned subsidiaries, including the fund's investment advisor,
American Century Investment Management, Inc. (ACIM); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

    The other trustees (more than two-thirds of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS, and ACSC.

    All persons named as officers of the fund also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions  are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund.

INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
ALBERT EISENSTAT (71)  1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Trustee
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: General Partner, Discovery Ventures
(Venture capital firm, 1996 to 1998)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Independent Director, Sungard Data Systems
(1991 to present); Independent Director, Business Objects S/A (1994 to present)
--------------------------------------------------------------------------------
RONALD J. GILSON (55)  1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Trustee
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to  present); Mark and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present); Counsel,  Marron, Reid & Sheehy (a San Francisco law firm, 1984 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
--------------------------------------------------------------------------------
MYRON S. SCHOLES (60)  1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Trustee
LENGTH OF TIME SERVED (YEARS): 21
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Partner, Oak Hill Capital
Management (1999-present); Principal, Long-Term Capital Management (investment advisor, 1993 to January 1999); Frank E. Buck Professor of Finance, Stanford
Graduate School of Business (1981 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Smith Breeden Family of Funds
(1992 to present)
--------------------------------------------------------------------------------
KENNETH E. SCOTT (73)  1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Trustee
LENGTH OF TIME SERVED (YEARS): 30
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Ralph M. Parsons Professor of Law
and Business, Stanford Law School (1972  to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, RCM Capital Funds, Inc. (1994 to
present)
--------------------------------------------------------------------------------
JEANNE D. WOHLERS (56)  1665 Charleston Road, Mountain View, CA 94043
POSITION(S) HELD WITH FUND: Trustee
LENGTH OF TIME SERVED (YEARS): 17
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Director and Partner, Windy Hill
Productions, LP (educational software,  1994 to 1998)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Indus International (software solutions, January 1999 to present); Director, Quintus Corporation (automation solutions, 1995  to present)
--------------------------------------------------------------------------------

                                                 www.americancentury.com      21

Management
--------------------------------------------------------------------------------

INTERESTED TRUSTEES
--------------------------------------------------------------------------------
JAMES E. STOWERS III (42)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Trustee, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Co-Chief Investment Officer, U.S. Equities (September 2000 to February
2001); Chief Executive Officer, ACC, ACIM, ACSC, and other ACC subsidiaries
(June 1996 to September 2000); President, ACC (January 1995 to June 1997);
President, ACIM and ACSC (April 1993 to August 1997)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 76
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, ACC, ACIM, ACSC, and other ACC subsidiaries
--------------------------------------------------------------------------------
WILLIAM M. LYONS (46)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Trustee
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to  present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997); Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACSC, and other
ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 38
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, ACIM, ACSC, and other ACC subsidiaries
-------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (46)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: See entry under "Interested
Trustees."
--------------------------------------------------------------------------------
ROBERT T. JACKSON (55)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Executive Vice President and Chief Financial Office
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer and
Chief Financial Officer, ACC (August 1997 to present); President, ACSC (January
1999 to present); Executive Vice President, ACC (May 1995 to present); Also serves as: Executive Vice President and Chief Financial Officer, ACIM, ACIS, and
other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (45)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer and Chief
Accounting Officer
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (43)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries  (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
--------------------------------------------------------------------------------
ROBERT LEACH (35)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
C. JEAN WADE (37)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
JON ZINDEL (34)  4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND:  Tax Officer
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Ventures, Inc.
(December 1999 to January 2001); Director of Taxation, ACSC (July 1996 to April
1998)
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-2021.

22      1-800-345-2021

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which
Advisor Class shares are purchased. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

    Both classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                                 www.americancentury.com      23

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 32 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     INTERNATIONAL BOND seeks current income and capital appreciation by investing in high-quality, non-dollar-denominated government and corporate debt securities outside the U.S. Under normal market conditions, the fund will invest at least 65% of its total assets in foreign government bonds, and it may invest up to 35% of its total assets in high-quality foreign corporate bonds. The fund typically maintains a weighted average maturity of 2-10 years.

     The fund normally remains fully invested in foreign bonds; however, the fund may invest up to 25% of its assets in U.S. securities when the U.S. dollar appears to be strengthening.

     International investing involves special risks, such as political instability and currency fluctuations. The fund is not intended to serve as a complete investment program by itself.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons.
It is not an investment product available for purchase.

     The International Bond fund benchmark was the J.P. Morgan ECU-Weighted
European Index from inception through December 1997. Since January 1998, the benchmark has been the J.P. Morgan Global Traded Government Bond Index.

     The J.P. MORGAN GLOBAL TRADED GOVERNMENT BOND INDEX (excluding the U.S. and with Japan weighted at 15%) consists of foreign bonds from 21 developed nations in North America, Europe, Asia, and Australia.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     Lipper's INTERNATIONAL INCOME FUNDS category consists of funds that invest in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries (excluding the U.S., except in periods of market weakness).

THE FUND'S SUBADVISOR

     J.P. MORGAN INVESTMENT MANAGEMENT, INC. (J.P. Morgan) is the subadvisor to the fund and makes the fund's day-to-day investment decisions. J.P. Morgan is a leading global financial services firm with over $280 billion in assets under management, primarily in pension funds, institutional accounts and private accounts. The subadvisor is a wholly owned subsidiary of J.P. Morgan Chase &
Co.

[left margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
       DAVID M. GIBBON (J.P. MORGAN)
       DOMINIC PEGLER (J.P. MORGAN)
       BRIAN HOWELL

24      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on pages 18-19.

PORTFOLIO STATISTICS

*   NUMBER OF SECURITIES -- the number of different securities held by the fund on a given date.

*   WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

*   AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

*   EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

*   BASIS POINT -- a basis point equals one one-hundredth of a percentage point
(or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

*   CORE EURO-ZONE COUNTRIES -- Belgium, Germany, the Netherlands, and more recently France, are generally considered the core Euro-zone countries. These countries demonstrated the most conservative fiscal and monetary policies in the region, in addition to currency stability, prior to Economic and Monetary Union.
As a result, bonds from these countries often carry slightly higher credit ratings and therefore lower yields than like-maturity bonds from
"non-core" Euro-zone countries.

*   COUPON -- the stated interest rate of a security.

*   NON-CORE EURO-ZONE COUNTRIES -- member countries of Economic and Monetary
Union that demonstrated lower currency and economic stability than
"core" member countries prior to Economic and Monetary Union. Bonds from these countries often carry slightly lower credit ratings and therefore higher yields than like-maturity core-country bonds.

FOREIGN CURRENCY TERMS

*   CURRENCY FLUCTUATIONS -- the movement of foreign currency values in relation to the U.S. dollar. Currency exchange rates come into play when foreign bond income, gains or losses are converted into U.S. dollars, as is required for fund pricing. Changing currency values may have a greater effect on the fund's return than changing foreign interest rates and bond prices. When the dollar's value declines compared to foreign currencies, U.S. investors receive higher foreign bond returns (foreign currencies buy more dollars). Conversely, when the dollar is stronger, U.S. investors generally receive lower returns (foreign currencies buy fewer dollars).

*   CURRENCY HEDGING -- a strategy used to offset fluctuations in the value of a currency.

*   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

                                                 www.americancentury.com      25

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

26      1-800-345-2021

Notes
--------------------------------------------------------------------------------

                                                 www.americancentury.com      27

Notes
--------------------------------------------------------------------------------

28      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                         Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Limited-Term Bond               FL Municipal Bond
   Short-Term Government           Tax-Free Bond
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100  billion for roughly 2 million individuals, institutions and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in  performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY INTERNATIONAL BOND FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0202                                 American Century Investment Services, Inc.
SH-ANN-28614S                     (c)2002 American Century Services Corporation